Other payables and accruals	12 Months Ended
Dec. 31, 2016
Other payables and accruals
Other payables and accruals
17.	Other payables and accruals

Components of other payables and accruals as of December 31, 2015 and 2016 are as follows:

	2015	2016
	RMB	RMB

Accrued payroll	129,271	196,693
Accrued expenses	36,668	49,304
Advances from customers	637,914	786,078
Other payables	122,099	195,632
Other tax payables	177,619	281,220
Deferred revenue	43,365	37,956
Interest payable	1,469	50,210

	1,148,405	1,597,093

The above balances are non-interest-bearing and are normally settled under the terms of 120 to 150 days. Included in advances from customers, are amounts received from dealer subscriptions and listing customers prior to revenue recognition amounting to RMB578.8 million and RMB669.7 million, as of December 31, 2015 and 2016, respectively.